                                                                   EXHIBIT 10.61

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT,
                        DATED AS OF DECEMBER 24, 1997,

                                    between

                       MEDALLION FUNDING CORP., as debtor

                                      and

                           FLEET BANK, N.A., as Agent
                               and secured party,

                               for the benefit of

                  THE BANKS AND SWING LINE LENDER SIGNATORY TO
                         THE AMENDED AND RESTATED LOAN
                   AGREEMENT, DATED AS OF DECEMBER 24, 1997,
                         AMONG MEDALLION FUNDING CORP.,
   THE BANKS SIGNATORY THERETO, THE SWING LINE LENDER,THE BANK OF NEW YORK AS
                              DOCUMENTATION AGENT
                   AND FLEET BANK, N.A. AS ARRANGER AND AGENT

                                      and

                        THE HOLDERS OF COMMERCIAL PAPER
                                   ISSUED BY
                            MEDALLION FUNDING CORP.

                               TABLE OF CONTENTS

              This table of contents is not a part of the document
                     but is provided for ease of reference.

SECTION Page

                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1.    Defined Terms                                           2
SECTION 1.2.    Accounting Terms                                        6
SECTION 1.3.    Rules of Construction                                   6

                                   ARTICLE II
                         CREATION OF SECURITY INTEREST

SECTION 2.1.    Grant of Security Interest to Agent                     7
SECTION 2.2.    Perfection                                              7
SECTION 2.3.    Recording, Registering, Filing, Etc.                    7
SECTION 2.4.    Delivery of Documents                                   8
SECTION 2.5.    Further Assurances                                      9
SECTION 2.6.    Appointment of Agent as Attorney-in-Fact                9
SECTION 2.7.    Indemnity                                              10
SECTION 2.8.    Borrower Remains Liable                                11
SECTION 2.9.    Agent May Perform                                      11
SECTION 2.10.   Agent's Duties                                         11

                                  ARTICLE III
                         PRIORITY OF SECURITY INTERESTS

SECTION 3.1.    Priority of Security Interests                          11

                                   ARTICLE IV
                                   COLLATERAL

SECTION 4.1.    Representations, Covenants and Warranties               12
SECTION 4.2.    Collections                                             13
SECTION 4.3.    Rights of Agent Regarding Collateral                    14

                                   ARTICLE V
                                    DEFAULT

SECTION 5.1.    Events of Default                                       14
SECTION 5.2.    Remedies                                                14
SECTION 5.3.    Application of Proceeds                                 17
SECTION 5.4.    Waiver by Agent or Banks                                18

                                   ARTICLE VI
                                 MISCELLANEOUS

SECTION 6.1.    Continuing Lien                                         18
SECTION 6.2.    Waivers by Borrower                                     18
SECTION 6.3.    Parties                                                 19
SECTION 6.4.    GOVERNING LAW                                           19
SECTION 6.5.    WAIVER OF JURY TRIAL AND SETOFF                         19

SECTION 6.6.    Jurisdiction; Service of Process                        19
SECTION 6.7.    Survival of Representations and Warranties              20
SECTION 6.8.    Obligations Secured by Property Other Than Collateral   20
SECTION 6.9.    Successor Agent                                         20
SECTION 6.10.   Termination                                             20
SECTION 6.11.   Notices                                                 21
SECTION 6.12.   Severability                                            21
SECTION 6.13.   Counterparts                                            21

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT


     This AMENDED AND RESTATED SECURITY AGREEMENT, dated as of December 24, 1997, is between MEDALLION FUNDING CORP., a New York corporation ("Borrower"),
                                                                   --------
and FLEET BANK, N.A., a national banking association, as agent (the "Agent") for
                                                                     -----
the banks that from time to time are signatories to the Loan Agreement (hereinafter defined) (collectively, the "Banks" and individually, a "Bank;"
                                          -----                       ----
which term as used in this Amended and Restated Security Agreement shall be deemed to include the Swing Line Lender set forth in such Loan Agreement, unless the context clearly indicates otherwise).

                                    RECITALS

     WHEREAS, the Agent and the Banks have entered into an Amended and Restated Loan Agreement, dated as of even date herewith, (as the same may be amended or supplemented from time to time, the "Loan Agreement"), with Borrower providing
                                     --------------
for revolving credit loans (including the Initial Revolving Credit Loan) (the

"Revolving Credit Loans;" which term as used in this Amended and Restated
-----------------------
Security Agreement shall be deemed to include the Swing Line Loans (as defined in the Loan Agreement) unless the context clearly indicates otherwise) and term loans (the "Term Loans") not to exceed the amounts provided in the Loan
            ----------
Agreement.

     WHEREAS, a condition precedent to the obligation of the Banks to make the Revolving Credit Loans or Term Loans under the Loan Agreement is that Borrower grant to the Agent perfected, security interests in all of the Collateral to secure the payment and performance of all of the obligations of Borrower owing to the Agent and the Banks pursuant to the Loan Agreement and other documents.

     WHEREAS, in partial satisfaction of Borrower's obligation under Sections
5.1 and 5.2 of the Loan Agreement and otherwise as an inducement necessary to the Banks' making the Revolving Credit Loans or Term Loans to Borrower, Borrower agrees to grant to the Agent a security interest in the Collateral pursuant to the terms set forth herein.

     WHEREAS, the Borrower expects to enter into a Commercial Paper Dealer Agreement (as defined in the Loan Agreement) and a Paying Agency Agreement (as defined in the Loan Agreement) pursuant to which the Borrower proposes to issue Commercial Paper from time to time to provide financing for its operations; and

     WHEREAS, the Borrower has asked the Banks to consent, and the Banks have agreed, to the granting of a security interest in the Collateral to secure its obligations to the holders (the

"CP Holders") of the Commercial Paper pari passu with the security interest held by the Agent for the benefit of the Banks; and

     WHEREAS, the Borrower has asked the Banks to consent to the granting of a security interest in a pool of its Commercial Loans (and under certain circumstances a subordinate lien in all of its assets) pursuant to a Security Agreement among the Borrower, the Agent and the SBA (the "SBA Security Agreement), providing for a lien on such Commercial Loans (the "SBA Collateral") to secure a note originally made by Transportation Capital Corp., a New York corporation ("TCC"), dated June 24, 1992, in the principal amount of $5,640,000, and notes originally made by Edwards Capital Corp., a Delaware corporation ("Edwards"), in the aggregate original principal amount of $22,250,000, which have become the obligations of the Borrower upon the merger of TCC and Edwards into the Borrower; and

     WHEREAS, the Banks are willing to consent to the grant of the security interest in the Collateral to the Agent for the benefit of the CP Holders and to the grant of the security interest in the SBA Collateral to the Agent for the benefit of the SBA pursuant to the SBA Security Agreement, provided that the Security Agreement is amended in accordance herewith and provided, further that in the case of the CP Holders such security interest granted to the Agent for their benefit shall not be effective unless and until (i) the Agent has been appointed the Agent of the CP Holders for purposes of this Agreement with duties consistent with those necessary for the Agent (in its opinion) to perform its duties under this Agreement, (ii) the CP Holders shall have consented to the terms of this Agreement and to the Agent's entering into the Intercreditor Agreement on their behalf and (iii) the Agent shall have provided the CP Holders written notification that it has been indemnified, in a manner satisfactory to the Agent, by such CP Holders with respect to the Agent's responsibilities hereunder on behalf of such CP Holders;

     WHEREAS, in furtherance of the grant of the security interest in the SBA Collateral, the Banks are also willing to consent to an Intercreditor Agreement (the "Intercreditor Agreement"), effective upon the effectiveness of the SBA Security Agreement, setting forth the relative rights of the Agent for the benefit of the Banks and the CP Holders pursuant to this Agreement and the rights of the Agent for the benefit of the SBA pursuant to the SBA Security Agreement;

     NOW, THEREFORE, in consideration of the willingness of the Agent and the Banks to enter into the Loan Agreement and to agree, subject to the terms and conditions thereof, to make the Revolving Credit Loans or Term Loans to Borrower pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Agent hereby covenant and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1. DEFINED TERMS. Capitalized terms defined in the foregoing caption and recitals shall have the respective meanings ascribed thereto. Capitalized terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Loan Agreement. In addition, as used herein, the following terms shall have the following meanings:

     "Accounts" shall have the meaning assigned to it in Section 106 of the UCC.
      --------

     "Books and Records" shall mean books, records, computer files and other
      -----------------
Information relating to any of the Collateral.

     "Chattel Paper" shall have the meaning assigned to it in Section 9-
      -------------
105(1)(b) of the UCC.

     "Collateral" shall mean all the following property now owned or at any time
      ----------
hereafter acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest:

     (a)  all Loans;

     (b) all property and rights, including, but not limited to, Underlying Collateral, which now or hereafter secure Loans;

     (c)  all Books and Records;

     (d)  all amounts deposited in any Collateral Account;

     (e)  all Contracts;

     (f) all rights and remedies of Borrower with respect to, or in connection with, any contract, security interest, guaranty or other document, instrument or agreement relating to or affecting any Loans or any Underlying Collateral;

     (g)  all General Intangibles;

     (h)  all Instruments;

     (i)  all Chattel Paper;

     (j)  all Equipment;

     (k)  all Inventory;

     (1)  all Investments;

     (m)  all Investment Property;

     (n)  all Accounts

     (o) all property and rights, including, but not limited to, items described in clauses (b) through (n) hereof, repossessed, or otherwise acquired in connection with any Loans or the exercise by Borrower of any rights of a secured party under or with respect to any of the Loans or this Agreement or arising out of the sale or disposition of any Loans, any other Collateral, or in connection with the sale of any repossessed property;

     (p) all parts, accessions, accessories, goods, appurtenant or related to any of the foregoing, replacement parts, trade names, closes in action, now or hereafter affixed thereto, arising therefrom, used in connection therewith, or related to the use, possession or operation thereof;

     (q)  all cash and Short-Term Investments; and

     (r) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

     "Collateral Account" shall mean that account of Borrower maintained with
      ------------------
the Agent and containing such reasonable terms as shall be agreed to by the Agent.

     "Contracts" shall mean all contracts and agreements, including, but not
      ---------
limited to, loan agreements, security agreements, guaranties, intercreditor agreements, office leases, lease agreements for mobile goods (as defined in the UCC) (whether or not covered by a certificate of title), indemnity agreements, license agreements, rental agreements and all other contracts and agreements of every kind and nature whatsoever.

     "Depository Accounts" shall mean accounts of Borrower containing any
      -------------------
deposits or other sums credited to Borrower, whether in regular or special depository accounts or otherwise.

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office
      ---------
equipment, furniture, furnishings, inventories, supplies, computer equipment and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "General Intangibles" shall have the meaning assigned to it in Section 9-
      -------------------
106 of the UCC and shall include, but not be limited to, all interests in and to Permits and Licenses, Medallion Rights, patents, trademarks, tradenames, copyrights, trade secrets, licenses and know- how.

     "Information" shall mean books, records, delivery receipts, copies of
      -----------
checks and stubs, security documents, division of interest files, bank reconciliation statements, remittances, revenue accounting records, invoices, leases, licenses, authorizations for expenditures, contracts and such other documents, information and data as any Bank may request pursuant to the Loan Agreement.

     "Instruments" shall have the meaning assigned to it in Section 9-105(1)(i)
      -----------
of the UCC.

     "Inventory" shall mean all inventory, goods, raw materials, components and
      ---------
other personal property, wherever located, including, but not limited to, all inventory as defined in Section 9-109(4) of the UCC.

     "Investment" in any Person shall mean any loan, advance, or extension of
      ----------
credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person.

     "Investment Property" shall have the meaning assigned to it in Section 9-
      -------------------
115 of the UCC.

     "Laws" shall have the meaning set forth in Section 2.2 hereof.
      ----

     "Loan" shall mean any loan, advance or extension of credit made in the
      ----
ordinary course of business by Borrower to or for the account of any client or customer of Borrower. Any loan, advance or extension of credit made at a different point in time shall be deemed to be a separate and distinct Loan.

     "Loan Documents" shall mean and collectively refer to the Loan Documents
      --------------
(as defined in the Loan Agreement) and all other agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deeds to secure debt, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust account agreements and all other written matters whether heretofore, now or hereafter executed by or on behalf of Borrower and/or delivered to the Agent or the Banks, with respect to this Agreement, or the transactions contemplated by this Agreement.

     "Medallion" shall mean the metal plate which displays the license number of
      ---------
a licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission or by any other Governmental Authority for a jurisdiction other than New York City with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Riqhts" shall mean (a) all license, operating and/or
      ----------------
subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallion(s) and (b) all renewals thereof.

     "Obligations" shall mean any and all present and future indebtedness and
      -----------
all performance obligations which may at any time be owing by Borrower to the Agent or any Bank, however arising, under the Loan Agreement, this Agreement or any other Loan Document between the Agent and/or any Bank and Borrower in connection with any of the foregoing or in connection with any Loan Document, whether now in existence or incurred hereafter, whether incurred directly or incurred by others and assumed by Borrower, whether secured by mortgage, pledge, or lien upon or security interest in any property of Borrower, or any other Person, whether such indebtedness or other obligation is absolute or contingent, joint or several, matured or unmatured, direct or indirect, and whether the Borrower is liable for such indebtedness or other obligation as principal, surety, endorser, guarantor, or otherwise. Without limiting the generality of the foregoing, the Obligations shall include the liability of Borrower to any Bank for all balances owing to any Bank in any account maintained on such Bank's books under the Loan Agreement or under any other agreement or arrangement now or hereafter entered into between Borrower and the Agent or any Bank in connection therewith, and, in connection with this Agreement or the Loan Agreement, (i) indebtedness owing by Borrower to the Agent or any Bank, (ii) the liability of Borrower to the Agent or any Bank as maker or endorser of any promissory note or other instrument for the payment of money, and (iii) the liability of Borrower to the Agent or any Bank under any instrument of guaranty or indemnity, or arising under any guarantee, endorsement, or undertaking which the Agent or any Bank may make or issue to others for the account of Borrower, including without limitation, any accommodation extended to Borrower with respect to letters of credit, acceptance of drafts, or endorsement of notes or other instruments by the Agent or such Bank for the account and benefit of Borrower. The Obligations shall also include interest, premium (if any), commissions, financing and service charges, and expenses and fees, including but not limited to the costs and expenses of collection of the Obligations (including the fees and disbursements of accountants), the costs and expenses of the Agent and the costs and expenses of filing, perfecting, preserving, retaking, holding, and preparing any of the Collateral for sale chargeable to Borrower and due from Borrower under this Agreement, the Loan Agreement or under any other agreement or arrangement which may be now or hereafter entered into between Borrower and the Agent or the Banks.

     "Other Agreements" shall mean collectively any of the Loan Documents other
      ----------------
than this Agreement.

     "Percentage of the Obligations" shall mean with respect to the Agent or any
      -----------------------------
Bank the percentage which is equal to the product of (x) 100 times (y) a fraction, the numerator of which is the total amount of Obligations owing to the Agent or such Bank, as the case may be, at the time of computation and the denominator of which is the total amount of the Obligations as of such time.

     "Permits and Licenses" shall mean (a) all applicable authorizations,
      --------------------
consents, certificates, licenses, rights of way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority and all documents and applications filed in connection therewith, and
(b) all renewals thereof.

     "Permitted Liens" shall mean the Liens permitted pursuant to Section 8.1 of
      ---------------
the Loan Agreement.

     "Proceeds" shall have the meaning assigned to it in Section 9-306(1) of the
      --------
UCC and shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty existing from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Real Property" shall mean real property of a Person or an ultimate
      -------------
beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "SBA Collateral" shall have the meaning set forth in the recitals to this
      --------------
Amended and Restated Security Agreement.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial
      ---
Code as then in effect in that jurisdiction.

     "Underlying Collateral" shall mean all of Borrower's rights with respect
      ---------------------
to, or interest in, any and all present and future Medallion Rights, Equipment, Real Property, machinery, future accounts, accounts receivable, receivables, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, chases in action, chattel paper, instruments, documents and other forms of obligations, and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Person to whom Borrower has made a Loan, or any guarantor of such Person.

     SECTION 1.2. ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

     SECTION 1.3. RULES OF CONSTRUCTION. (a) Words of the masculine gender shall mean and include correlative words of the female and neuter genders, and words importing the singular number shall mean and include the plural number and vice versa.

     (b) The terms "hereby", "hereto", "hereof", "herein", and "hereunder" and
                    ------    ------    ------    ------        ---------
any similar words refer to this Agreement as a whole and not to any particular provisions of this Agreement. The term "hereafter" shall mean after, and the
                                        ---------
term "heretofore" shall mean before, the date of this Agreement, and "Article",
      ----------                                                      -------
"Section", "Schedule", "Exhibit" and like references are to this Agreement
 -------    --------    -------
unless otherwise specified.

     (c) Any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

     (d) References in this Agreement to particular sections of the UCC or to any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes. Unless otherwise indicated, references in this Agreement to the UCC shall mean the UCC as in effect in the State of New York.

     (e) All terms used in this Agreement that are not capitalized shall have the meanings provided by the UCC as in effect in the State of New York to the extent the same are used or defined therein.

                                   ARTICLE II
                         CREATION OF SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY INTEREST TO AGENT. To induce the Banks to make the Revolving Credit Loans or Term Loans to Borrower and, as security for any and all Obligations of Borrower, and as security for Borrower's Permitted Debt owing to the CP Holders, Borrower hereby grants to the Agent for the ratable benefit of the Agent, the Banks and the CP Holders a continuing lien on and security interest in the Collateral, which shall be a first priority lien except as provided in the Intercreditor Agreement, and, in furtherance of such grant, Borrower hereby assigns for security all the Collateral to the Agent for the ratable benefit of the Agent, the Banks and the CP Holders.

     SECTION 2.2. PERFECTION. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing law, regulation, guideline, treaty or directive or condition or interpretation thereof, including without limitation, any request, guideline or policy, whether or not having the force of law (collectively, "Laws"), or the proposal by any
                                               ----
Governmental Authority, of a new Law, which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, Borrower shall execute and deliver to the Agent, at the Agent's request, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, mortgages, mortgage assignments, trust deeds, notices and all other agreements, instruments and documents that the Agent reasonably may request, in form satisfactory to the Agent, and shall take any and all other steps reasonably requested by the Agent, in order to perfect and maintain the security interests and liens granted herein, and to consummate fully all of the transactions contemplated under this Agreement and any Other Agreements.

     SECTION 2.3. RECORDING, REGISTERING, FILING, ETC. At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, Borrower will perform, or will cause to be performed, each of the following:

     (a) Record, register and file such notices, certificates of title, financing statements, mortgage assignments, trust deeds and other documents or instruments as may, from time to time, be requested by the Agent to carry out fully the intent of this Agreement, with such administrations or governmental agencies as may be necessary or advisable in order to perfect, establish, confirm, and maintain the security interests and liens created hereunder, as legal, valid, and binding security interests and liens upon the Collateral;

     (b) Furnish to the Agent evidence of every such recording, registering and filing; and

     (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments or acts as the Agent reasonably determines are necessary or desirable to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation, defending the title of Borrower to the Collateral by means of negotiation with and, if necessary, appropriate legal proceedings against, each party claiming an interest therein contrary or adverse to Borrower's title to same.

     SECTION 2.4. DELIVERY OF DOCUMENTS. (a) As promptly as practicable after the date hereof (but in no event later than 10 Business Days after the date hereof), Borrower shall deliver to the Agent all instruments evidencing all Loans (collectively, the "Collateral Notes") of Borrower then outstanding. In
                          ----------------
addition, each time Borrower shall make a new Loan, Borrower shall immediately deliver to the Agent the Collateral Note evidencing such Loan. The Agent shall keep all Collateral Notes at its principal office in New York City in a vault or other place of similar security. Borrower and its authorized agents and representatives, which shall include its Independent Public Accountants, shall at all times, during normal business hours, have full access to examine, but not to remove, without the prior consent of the Agent, the Collateral Notes; provided, however, that (i) Borrower and/or its authorized agent shall have given the Agent at least 24 hours prior notice, or such other notice as may be required by applicable provisions of the Investment Company Act of 1940, as amended, before seeking access to the Collateral Notes and (ii) the Agent shall, in its sole discretion, be entitled to have one of its employees, agents or representatives present at all times or from time to-time during any such period of access.

     (b) Upon the Agent's request, Borrower shall immediately deliver to the Agent or its designee, at Borrower's expense, copies of all documents, chattel paper, security agreements, guarantees and other writings evidencing any Loan or its related Underlying Collateral.

     (c) At any time on or after a Default or Event of Default, upon the Agent's request, Borrower shall immediately deliver to the Agent or its designee all documents, instruments, chattel paper, security agreements, guarantees and other writings so requested by the Agent evidencing any Collateral of Borrower, such documents, instruments, chattel paper, security agreements, guarantees and other writings to be held as Collateral under the terms of this Agreement.

     (d) The Agent shall have no obligation to inspect or examine any of the Collateral Notes or other documents delivered to it by Borrower hereunder, and shall be entitled to assume, and shall be fully protected in assuming, without inspection or examination, that Borrower has complied in full with its delivery obligations hereunder.

     SECTION 2.5. FURTHER ASSURANCES. (a) At any time or times after (i) a Default or an Event of Default has occurred or (ii) any change in any existing Law or the proposal by any Governmental Authority of a new Law which, in the Agent's opinion, adversely affects the validity, security or perfection of the security interests and liens granted herein, then, in addition to the acts specifically required to be performed by Borrower elsewhere under this Agreement, Borrower shall do all other things and sign and deliver all other documents and instruments reasonably requested by the Agent to perfect, protect, maintain and enforce the security interests and liens of the Agent in the Collateral, and the first priority of such security interests and liens, and other rights granted hereunder or under any other present or future agreement between Borrower and the Agent, including, without limitation, the Loan Documents. Such acts shall include but not be limited to the marking of Borrower's Books and Records, the chattel paper and instruments to show the Agent's security interests and liens and the filing of financing, renewal and/or continuation statements under the UCC or other documents evidencing the Agent's liens under applicable law and the delivery of any Collateral the physical possession of which is necessary or desirable in order for the Agent to perfect its liens. Upon the occurrence of any of the events specified in subclauses (i) and (ii) of this Section 2.5(a), Borrower authorizes the Agent to execute alone any financing, renewal and/or continuation statement or any other document or instrument which the Agent may require to perfect, protect, continue or enforce in accordance herewith any security interest, lien or other right hereunder or under any of the other Loan Documents and authorizes the Agent to sign Borrower's name on the same. Upon payment in full by Borrower of all the Obligations in accordance with the terms thereof, the security interests and liens granted by Borrower hereunder shall terminate, except that if, at any time, all or part of the payment of the monetary Obligations theretofore made by Borrower or any other Person is rescinded or otherwise must be returned by the Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or such other Person), the security interests and liens granted hereunder or under any other present or future agreement between Borrower and the Agent, and all rights of the Agent and all Obligations shall be reinstated as to monetary Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and Borrower shall sign and deliver to the Agent all documents and things necessary to perfect all terminated liens subject to the intervening liens, if any, granted by Borrower to any Person.

     (b) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a UCC filing and may be filed in any appropriate office in lieu thereof.

     (c) Upon the occurrence of any of the events specified in subclauses (i) and (ii) of Section 2.5(a), to the extent requested by the Agent, Borrower will use its best efforts to cause each mortgagee of any and all real estate under any lease included in any Underlying Collateral and each landlord under any lease included in any Underlying Collateral to execute and deliver to the Agent assignments, in form and substance satisfactory to the Agent, by which such mortgagee or landlord waives its rights, if any, to the Collateral.

     SECTION 2.6. APPOINTMENT OF AGENT AS ATTORNEY-IN-FACT. Upon the occurrence of any of the events specified in subclause (i) of Section 2.5(a), Borrower does hereby irrevocably make, constitute and appoint the Agent and any of its officers, employees or agents as the true and lawful attorneys of Borrower with power to:

     (a) sign the name of Borrower on any financing statement, renewal financing statement, notice or other similar document that in the Agent's opinion must be filed in order to perfect or continue perfected the security interests granted in this Agreement or any Other Agreements;

     (b) receive, endorse, assign and deliver, in Borrower's name or in the name of the Agent, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to Borrower concerning the Collateral and, during the existence of an Event of Default (as hereinafter defined), to notify postal authorities to change the address for delivery of mail to such address as the Agent may designate;

     (c) sign Borrower's name on any notices to any of Borrowers clients or customers; and

     (d) upon the occurrence and during the continuance of an Event of Default, take or bring at Borrower's cost, in Borrower's name or in the name of the Agent, all steps, actions and suits deemed by the Agent necessary or desirable to effect collections in connection with any Loans, to enforce payment in connection with any Loans, to settle, compromise or release in whole or in part, any amounts owing in connection with any Loans, to prosecute any action or proceeding with respect to any Loans, to extend the time of payment in connection with any Loans, to make allowances and adjustments with respect thereto, to secure credit in the name of the Agent, and to do all other things necessary or desirable to realize upon the Collateral, including but not limited to the Underlying Collateral, and to carry out this Agreement and all Other Agreements.

     Neither the Agent nor its agents or attorneys will be liable for any act or omission nor for any error of judgment or mistake of fact unless such act, omission, error or mistake shall occur as a result of their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as the Obligations remain unpaid.

     SECTION 2.7. INDEMNITY. In addition to all of the Agent's and Banks' other rights and remedies under the Loan Documents, Borrower will hold the Banks and the Agent from and indemnify the Banks and the Agent or other designee of the Agent against all losses, damages, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by any of them, whether prior to or from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, investigation, action or proceeding by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including without limitation, any Federal or state antitrust laws, or under any common law or equitable cause or otherwise, all to the extent arising from or in connection with this Agreement or the other Loan Documents or the enforcement of the rights of the Agent hereunder, other than losses, damages, costs and expenses resulting from, but only to the extent resulting from, the willful misconduct or gross negligence of the Person seeking indemnification.

     SECTION 2.8. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent or the Banks of any rights under this Agreement or any of the other Loan Documents shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) neither the Agent nor the Banks shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any of the other Loan Documents nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.9. AGENT MAY PERFORM. If Borrower fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Borrower, together with interest thereon at the rate specified in Section 2.6 of the Loan Agreement, and until so paid shall be deemed part of the Obligations.

     SECTION 2.10. AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the Banks and the CP Holders in the Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                                  ARTICLE III
                         PRIORITY OF SECURITY INTERESTS

     SECTION 3.1. PRIORITY OF SECURITY INTERESTS. Borrower warrants and represents to the Agent and the Banks that, as to those assets for which perfection may be accomplished by filing or by possession under the UCC, the security interests granted to the Agent hereunder constitute and will constitute at all times a valid and perfected security interest vested in the Agent in and upon the Collateral. Borrower further warrants and represents that the Agent's security, interests in the Collateral are not and hereinafter shall not become subordinate or junior to the security interests, liens or claims of any other Person, firm or corporation, including the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency, except for the Permitted Liens. Borrower shall not grant (without the prior written approval of the Agent) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone except the Agent as long as any of the Obligations remain unpaid, except for the Permitted Liens. Notwithstanding the priority of any filed financing statement, the Borrower, the Agent acting hereunder for the benefit of the Banks and the Agent acting as agent for the SBA under the SBA Security Agreement acknowledge and agree that the security interest in that part of the Collateral which constitutes the SBA Collateral granted by the Borrower under the SBA Security Agreement is senior and prior in right of distribution to the security interest granted herein for the benefit of the Banks, the CP Holders and the Paying Agent, to the extent and as provided in Section 5.3(a) hereof and in the Intercreditor Agreement.

                                   ARTICLE IV
                                   COLLATERAL

     SECTION 4.1. REPRESENTATIONS, COVENANTS AND WARRANTIES. Borrower hereby makes the following representations, warranties and covenants to the Agent and the Banks, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations, and warranties and covenants expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Revolving Credit Loans or Term Loans are requested by Borrower or made by any Bank:

     (a) Borrower is now and at all times hereafter shall be the absolute owner, free and clear of all Liens (other than Permitted Liens) except security interests and rights of the Agent and the Banks granted herein, of indefeasible title to all of the Collateral, except for that portion of Borrower's rights and/or obligations under any Loan in which Borrower has granted a participation to any Person in accordance with Section 2.14 of the Loan Agreement;

     (b) To the best of Borrower's knowledge, each outstanding Loan does, and each future Loan will, represent a bona fide, valid and legally enforceable indebtedness according to its terms, and each Loan, at the time of creation thereof, except with the consent of the Agent and the Banks, will be subject to no offsets, discounts, counterclaims, contra-accounts or any other defense of any kind or character that materially adversely affects the value of the Loan;

     (c) With respect to each outstanding and future Loan, the Agent and the Banks may rely on all statements or representations made by Borrower on or with respect to such Loans delivered hereunder or under the Loan Agreement, and, unless otherwise indicated in writing by Borrower, each outstanding Loan is, and each future Loan will be, genuine and in all respects what it purports to be, and, to Borrower's knowledge, there are no, and, at the time of creation of each Loan there will not be any, to Borrower's knowledge, facts, events or occurrences that would in any way materially impair the validity or enforcement thereof;

     (d) All of the outstanding Loans have been, and all future Loans will be, created, and are (or in the case of future Loans, will be), and the form and content of each document related to all outstanding and future Loans, the security related thereto, and the transactions from which it arose comply (or, in the case of future Loans, will comply) in all material respects with any and all applicable laws, ordinances, rules and regulations, Federal, state and/or local, with respect to the extension of credit and charging of interest, including, without limitation, as applicable, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Federal Trade Commission Act, the Federal Equal Credit Opportunity Act and all Federal, state and local laws related to licensing, usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, unfair and deceptive trade practices, rescission rights and disclosures, and with all rules and regulations thereunder, all as amended, and any disclosures required with respect to any Loan the failure of which to make would have a Material Adverse Effect on Borrower were and will continue to be made properly and in a timely manner;

     (e) The original amount and unpaid balance of each Loan shown on Borrower's books and records and on any statement or schedule delivered to the Agent are and will be true and correct, and the unpaid balance is and will be the amount actually owing to Borrower;

     (f) If requested by the Required Banks at any time or from time to time, Borrower shall cause a Lien search against each Person to whom a Loan has been made satisfactory to the Agent, to be performed and delivered directly to the Agent, which Lien search shall indicate the absence of any Liens against such Person or the property of the Person on which Borrower has a Lien, other than Liens in favor of Borrower which have been assigned to the Agent or the Banks or Liens in favor of the Agent or the Banks and other than Permitted Liens;

     (g) Borrower has not extended and will not extend any credit of any kind or in any manner to any Person in connection with the transactions from which the Loans arose or will arise other than as Borrower has indicated on and has had evidenced by, or will indicate or have evidenced by, in the case of future Loans, Borrower's files related to the Loans;

     (h) Each security agreement, UCC filing, title retention instrument, and other document and instrument, if any, which is security for the Loans contains, or will contain, in the case of future Loans, a correct and sufficient description of the Underlying Collateral covered thereby and each lien or security interest which secures any outstanding Loan is, or any future Loan will be, valid;

     (i) To the best knowledge of Borrower, except as disclosed to the Agent, any and all policies of insurance related to the property securing any obligation of a Person to whom Borrower has made a Loan, or any guarantor of such Loan, in connection with any Loan and any credit life insurance, credit disability insurance, or credit unemployment insurance are in full force and effect in accordance with the terms of all agreements between Borrower and such Person or guarantor;

     (j) Borrower has no knowledge of any fact which would impair in any material respect the value or validity of any Loan except as disclosed to the Agent; and

     (k) The transactions contemplated herein, including the granting of security interests herein and the enforcement by the Agent of its rights hereunder if a Default or Event of Default occurs, do not and will not affect the validity of the pledges of the Underlying Collateral and the Loans secured by the Underlying Collateral are and will still be valid against the Obligers of such Loans.

     SECTION 4.2. COLLECTIONS. (a) Subject to the provisions of this Agreement, the Intercreditor Agreement, and the other Loan Documents, Borrower shall service, manage, enforce, and make Collections in connection with the Loans. "Collections", as used herein, means payment of principal and interest
         -----------
on the Loans, other payments made with respect to Loans, the cash proceeds realized from the enforcement of Loans and any security therefor, or the collateral, proceeds of credit or group life insurance, and all proceeds of insurance of any real or personal property which secure any of the Loans.

     (b) With respect to each of the Collections: Borrower shall collect all Collections, receive all payments thereon and immediately deposit the proceeds thereof into a Depository Account. Borrower may withdraw funds from such account to use in the ordinary course of its business.

     SECTION 4.3. RIGHTS OF AGENT REGARDING COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, and subject to the provisions of the Intercreditor Agreement, the Agent shall have the right, and upon the direction of the Required Banks shall, at any time and from time to time thereafter, without notice to Borrower, (a) to notify, and upon the direction of the Agent to Borrower, the Borrower will notify, (i) all Persons to whom Borrower has made Loans that the Agent has a security interest in such Collateral and direct all such Persons to make payments to the Agent or its designee, and to such banks and accounts (which may be the Collateral Account) as designated by the Agent or such designee, of all sums owing by them to Borrower, and (ii) all banks in which Borrower has any Depository Accounts of the occurrence of an Event of Default and direct all such Banks to transfer into the Collateral Account, or to such other account at such bank as shall be designated by the Agent or its designee, all amounts on deposit from time to time in the related Depository Accounts; (b) to settle, compromise, sell, assign, extend or renew any debt owing by any Persons to whom Borrower has made a Loan; (c) to sell or assign such Collateral upon such terms as the Agent may deem advisable; and (d) to discharge and release in the name of Borrower and the Agent any such debt. Any and all disbursements for costs and expenses incurred or paid by the Agent with respect to the enforcement, collection or protection of its interest in the Collateral, or against Borrower, whether by suit or otherwise, notification of Persons to whom Borrower has made Loans, including reasonable attorneys' fees actually incurred, court costs and similar expenses, if any, shall become a part of the Obligations secured by the Collateral, payable on demand.

                                   ARTICLE V
                                    DEFAULT

     SECTION 5.1. EVENTS OF DEFAULT. Any one of the following events will constitute an "Event of Default":
               ----------------

     (a) failure of Borrower to observe, perform or comply with any of the terms, provisions, conditions or covenants, or, in any material respect, any warranties or representations, contained in this Agreement other than in Section
4.1 hereof;

     (b) failure of Borrower to observe, perform or comply with any of the terms, provisions, conditions, covenants, warranties or representations contained in Section 4.1 of this Agreement, which failure shall not have been remedied within 30 days after such failure shall first have become known to any officer of Borrower;

     (c) the occurrence of an Event of Default under the Loan Agreement; or

     (d) any of the Loan Documents shall cease to be in full force and effect.

     SECTION 5.2. REMEDIES. (a) Upon the occurrence of any Event of Default, the Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the Other Agreements, all the rights and remedies of a secured party under the UCC, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other default shall then be continuing, the Agent shall have the right without further notice to Borrower to, and upon the direction of the Required Banks shall, appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations and/or the CP Debt, any or all Collateral, subject to and in the manner set forth in Section 5.3 and in the Intercreditor Agreement, to enforce payment in connection with the Loans or any other Collateral to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of Borrower or the Agent, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at the Agent's sole option and discretion and the Agent and any Bank or other Person interested in the Obligations may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. Borrower agrees that the giving of ten days notice by the Agent, sent by certified mail, return receipt requested postage prepaid, to the address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by the Agent in accordance with
Section 5.3 hereof, and the Borrower shall remain liable to the Agent, the Banks and the CP Holders for any deficiency, together with interest thereon at the rate provided in the Loan Agreement with respect to the Obligations and in the Commercial Paper with respect to the CP Debt, and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees actually incurred, expenses and disbursements.

     (b) If at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or any Other Agreements, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Other Agreements (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or any Other Agreements), or relating to any Collateral, or to protect, take possession of, or liquidate any Collateral, or to attempt to enforce any security interest or lien in any Collateral, or to represent the Agent in any pending or threatened litigation with respect to the affairs of Borrower in any way relating to any of the Collateral or to the Obligations or to enforce any rights of the Agent, any Bank or the CP Holders or liabilities of Borrower, any Person to whom Borrower has made a Loan, or any Person which may be obligated to the Agent or such Bank by virtue of this Agreement or any Other Agreement, instrument or document now or hereafter delivered to the Agent, any Bank, any CP Holder or the Paying Agent by or for the benefit of Borrower, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be Obligations secured by the Collateral.

     (c) Upon the occurrence of an Event of Default, the Agent shall have the right to require Borrower to assemble all Collateral not already in the Agent's possession and make it reasonably available to the Agent at one or more places to be designated by the Agent which are reasonably convenient to both parties, and to take possession of such Collateral and to enter and remain upon the various premises of Borrower without cost or charge to the Agent, and to use the same, together with materials, supplies, books and records of Borrower for the purpose of collecting such Collateral or liquidating such Collateral (plus any Collateral already in the Agent's possession), whether by foreclosure, auction or otherwise. In addition, the Agent may remove from such premises such Collateral, and any records with respect thereto, to the premises of the Agent or any Custodian for such time as the Agent may desire, in order to effectively collect or liquidate such Collateral.

     (d) Upon the occurrence of an Event of Default, the Agent shall have the right to, and upon the direction of the Required Banks shall, require Borrower to establish and maintain a lockbox service (which may be the Collateral Account) with such bank or banks as may be acceptable to the Agent. In the event Borrower (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, the Loan, Borrower agrees with the Agent as follows:

     (i) Borrower shall hold all such items of payment in trust for the Agent and the Banks and as the property of Agent and the Banks, separate from the funds of Borrower, and Borrower shall immediately forward, or cause to be forwarded, the same to the lockbox service for application to the Revolving Credit Loans or Term Loans;

     (ii) Borrower shall forward to the Agent, on a daily basis, deposit slips related to all such items of payment received by Borrower and, if requested by the Agent, copies of such checks and other items, together with a statement showing the application of that portion of such items of payment relating to payment in connection with the Loans and a collection report with regard thereto in form and substance satisfactory to the Agent;

     (iii) All such items of payment shall be the sole and exclusive property of the Agent for the benefit of the Banks immediately upon the earlier of receipt of such items by the Agent or the receipt of such items by Borrower;

     (iv) The lockbox service shall be subject to the sole control of the Agent and the Agent shall have the right at all times in its sole discretion to apply all or part of such items of payment to the payment in accordance with Section 5.3 hereof. The Agent may, and upon the direction of the Required Banks shall, release to Borrower all or any part of such items of payment; and

     (v) The Agent assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

     (e) To the extent that the Agent, acting as Agent hereunder, exercises any rights or omits to exercise any rights under this Agreement at any time for the benefit of the Banks (whether requested by the Required Banks thereunder or otherwise) with respect to any of the Collateral, such exercise or omission shall likewise be deemed to be authorized by the CP Holders for performance (or omission) by the Agent hereunder for the benefit of the CP Holders. In furtherance of the foregoing, the Agent may exercise (or omit to exercise) all rights requested by the Required Banks under this Agreement without first giving notice to or consulting with any CP Holder or the Paying Agent acting with respect to any Commercial Paper.

     SECTION 5.3. APPLICATION OF PROCEEDS. (a) The proceeds of any lockbox collection or sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priority:

     first, to payment of the expenses of such lockbox or sale or other realization, including reasonable compensation to the Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed under this Agreement;

     second, (i) with respect to the realization upon SBA Collateral, first to the payment of the SBA Secured Debt (including principal, interest, fees and all other amounts due thereunder), and after payment in full of the SBA Secured Debt, to the payment of the CP Debt (to the extent that it constitutes Permitted Debt) and the Obligations, pro rata in accordance with the respective outstanding balances thereof (including principal, interest, fees and all other amounts due thereunder) and (ii) with respect to all other Collateral, to the payment of the CP Debt (to the extent that it constitutes Permitted Debt) and the Obligations, pro rata in accordance with the respective outstanding balances thereof (including principal, interest, fees and all other amounts due thereunder); and third, after indefeasible payment in full of all Obligations and all CP Debt, to payment to Borrower or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     The Agent may make distributions hereunder in cash or in kind, but such distributions to the Banks shall in all events be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clause "second" above may also be made in a combination of cash or property, but distributions to the Banks shall be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clauses "first" and "third" may also be made in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the Obligations, shall continue to be Obligations for which Borrower remains liable.

     (b) In making the determinations and allocations required by this Section 5.3, the Agent may rely upon information supplied by the Banks as to the amounts of the Obligations held by them, upon information supplied by the Paying Agent as to the amounts owed on the CP Debt, and upon information supplied by the SBA as to the amounts owed on the SBA Secured Debt, and the Agent shall have no liability to any of the Banks, the CP Holders or the Paying Agent for actions taken in reliance upon such information. All distributions made by the Agent pursuant to this Section 5.3 shall be final, and the Agent shall have no duty to inquire as to the application by the Banks, the CP Holders, the Paying Agent or the SBA of any amount distributed to them. However, if at any time the Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Agent may in its discretion, but shall not, subject to Section 5.3(c), be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Banks, the CP Holders and the SBA receive the distributions to which they would have been entitled if such mistake of fact had not been made.

     (c) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the Obligations, the CP Debt and the SBA Secured Debt, the Agent shall nonetheless apply the proceeds for the benefit of the Banks, the CP Holders and the SBA, in the proportion and subject to the priorities of Section 5.3(a). To the extent that the Agent distributes proceeds collected with respect to one Obligation to or on behalf of the holder of another Obligation or a Bank obtains the equivalent of proceeds through the exercise of any right of setoff, the holder of the former Obligation shall be deemed to have purchased a participation in the latter Obligation or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds.

     SECTION 5.4. WAIVER BY AGENT OR BANKS. The Agent's or any Bank's failure at any time or times hereafter to require strict performance by Borrower of any of the provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of the Agent or any Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any Other Agreement shall be deemed to have been waived by any act or knowledge of the Agent or any Bank, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Agent or such Bank and directed to Borrower specifying such waiver.

                                   ARTICLE VI
                                 MISCELLANEOUS

     SECTION 6.1. CONTINUING LIEN. This Agreement secures all present and future Obligations of Borrower. There is included within the term "Collateral,"
                                                                    ----------
as used herein, all other property and all interests therein of any kind hereafter acquired by Borrower, meeting or falling within the general description of the Collateral set forth herein and also the proceeds and products thereof.

     SECTION 6.2. WAIVERS BY BORROWER. (a) Borrower irrevocably waives the right to direct the application of any and all payments which may be received by the Agent during the continuance of an Event of Default, and Borrower does hereby irrevocably agree that, during the continuance of an Event of Default, the Agent shall have the continuing exclusive right to apply and reapply any and all such payments received in such manner as the Agent may deem advisable, notwithstanding any entry upon any of its books and records.

     (b) Borrower also waives any and all notices of demand, notice or protest that Borrower might be entitled to receive with respect to this Agreement by virtue of any applicable statute or law, and waives demand, protest, notice of protest, notice of default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, guaranties, and otherwise, at any time held by the Agent or the Banks on which Borrower may in any way be liable, notice of nonpayment at maturity of any and all Loans, and notice of any action taken by the Agent or the Banks unless expressly required by this Agreement.

     SECTION 6.3. PARTIES. This Agreement and any of the Other Agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     SECTION 6.4. GOVERNING LAW. THIS AGREEMENT AND ANY OTHER AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

     SECTION 6.5. WAIVER OF JURY TRIAL AND SETOFF. EACH OF BORROWER AND THE AGENT HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER AGREEMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER AGREEMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN BORROWER AND ANY OF THE BANKS OR THE AGENT, BETWEEN ANY BANKS, BETWEEN THE AGENT AND ANY BANKS, BETWEEN THE AGENT AND ANY CP HOLDER OR THE PAYING AGENT, BETWEEN ANY CP HOLDER AND THE PAYING AGENT AND BETWEEN ANY CP HOLDERS AND BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     SECTION 6.6. JURISDICTION; SERVICE OF PROCESS. Borrower hereby irrevocably consents to the Jurisdiction of the Courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement, the Other Agreements, or any document or instrument delivered pursuant to this Agreement or the Other Agreements. Nothing herein shall affect the right of any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

     SECTION 6.7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower and all terms, provisions, conditions and agreements to be performed by Borrower contained in this Agreement and in the other Loan Documents shall be true and correct, and satisfied, where applicable, at the time of the execution of this Agreement, and shall survive the execution and delivery of this Agreement and all Other Agreements.

     SECTION 6.8. OBLIGATIONS SECURED BY PROPERTY OTHER THAN COLLATERAL. To the extent that the Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other Person, then the Agent shall have the right to, and upon the direction of the Required Banks shall, proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of an Event of Default, and the Agent shall have the right, with the consent of the Required Banks, to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Agent's rights or any of the Bank's rights under the Obligations, this Agreement or any Other Agreements.

     SECTION 6.9. SUCCESSOR AGENT. In the event a successor agent is appointed pursuant to the provisions of Section 11.4 of the Loan Agreement, such successor agent shall succeed to the rights, powers and duties of the Agent hereunder, and the term "Agent" shall mean such successor agent effective upon its appointment,
          -----
and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to the Loan Agreement or any holders of the Revolving Credit Notes or Term Notes. Such former Agent agrees to take such actions as are reasonably necessary to effectuate the transfer of its rights, powers and duties to such successor agent.

     SECTION 6.10. TERMINATION. This Agreement and the security interest in the Collateral created hereby will terminate when the Obligations and the CP Debt have been irrevocably paid and finally discharged in full in accordance with the terms of the Loan Agreement or the documents evidencing the CP Debt, as the case may be, the Banks are no longer obligated to make Revolving Credit Loans or Term Loans under the Loan Agreement, and the Dealer is no longer required to sell Commercial Paper. No waiver by the Agent or any Bank or any other holder of the Revolving Credit Notes or the Term Notes or any CP Holder or the Paying Agent of any default will be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion.
In the event of a sale or assignment by any Bank (including the Agent in its capacity as a Bank but not as Agent) of a Revolving Credit Note(s) or a Term Note(s) or any portion thereof, such Bank may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of the Revolving Credit Note(s) or Term Note(s), whereupon such purchaser or purchasers will become vested with all of the powers, rights and responsibilities of such Bank hereunder, and such Bank will thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights, interest and responsibilities so assigned, other than liabilities arising out of actions taken prior to the date of assignment. Borrower may not assign this Agreement without the express written consent of the Agent and the Banks.

     SECTION 6.11. NOTICES. All notices, requests, consents, demands or other communications provided for herein shall be given in accordance with the terms of Section 10.4 of the Loan Agreement.

     SECTION 6.12. SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 6.13. COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, each of which shall be an original and both of which shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

                              MEDALLION FUNDING CORP.


                              By: /s/ Alvin Murstein
                                 --------------------------------
                              Name:  Alvin Murstein
                              Title: Chief Executive Officer



                              By: /s/ Daniel F. Baker
                                 --------------------------------
                              Name:  Daniel F. Baker
                              Title: Treasurer and
                                        Chief Financial Officer


                              FLEET BANK, N.A.,
                              as Agent


                              By: /s/ Andrea H. Lee
                                 ---------------------------------
                              Name:  Andrea H. Lee
                              Title: Vice President